UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 25, 2007

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its

charter)

INDIANA

(State of incorporation or organization)

0-14354

(Commission file number)

35-1692825

(I.R.S. Employer

Identification No.)

135 NORTH PENNSYLVANIA STREET

SUITE 2800

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices)

(317) 269-1200

(Registrant’s Telephone Number,

Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 25, 2007, First Indiana Corporation engaged KPMG LLP as the principal accountant to audit its financial statements for the fiscal year ending December 31, 2007. KPMG LLP had served as First Indiana’s auditor for the fiscal year ended December 31, 2006 and prior fiscal years.

On June 4, 2007, First Indiana had announced that KPMG LLP would no longer serve as the company’s independent auditor and that the company’s audit committee had decided to engage BKD, LLP to serve as the company’s independent auditor for the fiscal year ending December 31, 2007. As of the date of that announcement, BKD had not yet been engaged to serve as the company’s independent auditor. Subsequently, First Indiana announced on July 9, 2007 the pending acquisition of First Indiana by Marshall & Ilsley Corporation. Following that announcement, as reported by First Indiana in a press release on July 17, 2007, BKD, LLP declined to accept engagement as the company’s independent auditor for the interim period prior to the anticipated consummation of the proposed acquisition. BKD, LLP was never engaged as the company’s independent auditor and never provided any auditing services to the company. BKD, LLP’s decision to decline engagement as the company’s independent auditor was not the result of any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BKD, LLP would have caused it to make reference thereto in its reports on First Indiana’s financial statements, or the result of any reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K. A letter from BKD, LLP addressed to the Securities and Exchange Commission stating that BKD, LLP agrees with the foregoing statements is filed with this report as an exhibit.

In addition, as reported by First Indiana in its Form 8-K report filed June 6, 2007, and concurred with by KPMG LLP in its letter filed as an exhibit to that report, during the two fiscal years ended December 31, 2006 and through the subsequent interim period through June 4, 2007, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused it to make reference thereto in its reports on First Indiana’s financial statements for such years, and there were no reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter from BKD, LLP to Securities and Exchange Commission dated August 2, 2007.

Signatures.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FIRST INDIANA CORPORATION

Date:	August 3, 2007	By: /s/ William J. Brunner
William J. Brunner
Chief Financial Officer